UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by
             Rule 14a-6(e)(2))
         [X] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to ss.240.14a-12


                            PROFILE TECHNOLGIES, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:___________
2)   Aggregate number of securities to which transaction applies:______________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_______________
4)   Proposed maximum aggregate value of transaction: ______________
5)   Total fee paid:________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:  ____________________
2) Form, Schedule or Registration Statement No.:___________________
3) Filing Party: _________________
4) Date Filed: ___________________

                           PROFILE TECHNOLOGIES, INC.
                            2 Park Avenue, Suite 201
                            Manhasset, New York 11030

-------------------------------------------------------------------------------
                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
-------------------------------------------------------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Profile Technologies, Inc. (the "Company") will be held at 10:00 a.m., local time, on Monday, December 12, 2005, at the offices of McGuireWoods LLP, located at 1345 Avenue of the Americas, Seventh Floor, New York, New York, 10105, for the following purposes:

     1. To elect a Board of Directors consisting of four persons to serve for a term of one year (until the next annual meeting of the stockholders) or until their respective successors are elected and have been qualified.

     2. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

     The Board of Directors (the "Board") has fixed October 24, 2005 as the record date (the "Record Date") for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournment of the Annual Meeting. The transfer books of the Company will not be closed, but only stockholders of the Company of record on such date will be entitled to notice of, and to vote at, the Annual Meeting or adjournment of the Annual Meeting.

     Stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting in person, please complete, sign and date the accompanying proxy as promptly as possible in the enclosed envelope. No additional postage is required if the envelope is mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting and will assure that your shares are voted if you are unable to attend.


                                           By Order of the Board of Directors

                                           /s/  Henry E. Gemino
                                           -------------------------------------
                                           Henry E. Gemino
                                           Chief Executive Officer


October 27, 2005

                           PROFILE TECHNOLOGIES, INC.
                            2 Park Avenue, Suite 201
                            Manhasset, New York 11030

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------
                       2005 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------
                                DECEMBER 12, 2005

INTRODUCTION

     The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board") of Profile Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of McGuireWoods LLP, 1345 Avenue of the Americas, Seventh Floor, New York, New York, 10105, at 10:00 a.m. local time on Monday, December 12, 2005, and at any and all adjournments of the Annual Meeting.

The enclosed materials were mailed to the stockholders of the Company (the "Stockholders") on or about October 28, 2005.

     The Company anticipates that the Stockholders will consider and vote upon the following matters at the Annual Meeting:

     1. To elect four persons as directors each to serve a term of one year (until the next annual meeting of Stockholders) or until their respective successors are elected and have been qualified.

     2. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment of the Annual Meeting.

VOTING OF PROXIES

     Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the Annual Meeting in accordance with the instructions marked on the proxy. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this proxy statement, and in the discretion of the holders of the proxies, on other matters that may properly come before the Annual Meeting.

     If you have executed and delivered a proxy, you may revoke such proxy at any time before it is voted by attending the Annual Meeting and voting in person, by giving written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. To revoke the prior proxy, the notice of revocation or later proxy, must be received by the Company before the vote of Stockholders at the Annual Meeting. Unless you vote at the Annual Meeting or take other action, your attendance at the Annual Meeting will not revoke your proxy.

VOTING PROCEDURES

     The Company's state of incorporation is Delaware. Under Delaware law and the Company's bylaws, the holders of a majority of the outstanding shares of the common stock (the "Common Stock") of the Company entitled to vote constitute a quorum at any meeting of stockholders. Votes cast by proxy or in person at the Annual Meeting will be counted by the inspector of elections appointed by the Company. The inspector of elections will treat shares of Common Stock represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under Delaware law and the Company's bylaws, directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at a meeting at which a quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares entitled to vote at a meeting at which a quorum is present exceed the number of votes opposing the action, unless Delaware law or the Company's Certificate of Incorporation or bylaws require a greater number of affirmative votes or voting by classes. Therefore, abstentions and broker non-votes have no effect and will be disregarded.

     All of the officers and directors have informed the Company that they intend to vote in favor of the nominees for directors included in this proxy statement.

VOTING SECURITIES

         The Board has fixed the close of business on October 24, 2005 as the record date (the "Record Date") for determining the Stockholders entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were 8,543,445 issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, held by approximately 950 Stockholders. As of the Record Date, the only outstanding voting security of the Company is Common Stock. As a Stockholder as of the Record Date, you are entitled to one vote for each share held on each matter properly submitted at the Annual Meeting.

--------------------------------------------------------------------------------
                                   PROPOSAL 1
--------------------------------------------------------------------------------
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Four nominees are standing for election as directors on the Board to hold office until the next annual meeting of Stockholders is held and their successors are elected. All of the nominees are current directors of the Company standing for re-election and were previously elected by the Stockholders. If one or more of the nominees is unable to serve, or for good cause will not serve at the time of the Annual Meeting, the shares represented by the proxies solicited by the Board will be voted for the other nominees and for any substitute nominee(s) designated by the Board. As of the date of this proxy statement, the Board has no reason to believe that any of the nominees named will be unable or unwilling to serve. In the election of directors, those nominees receiving the greatest number of votes shall be elected, even if such votes do not constitute a majority. Certain information regarding each nominee follows. Each nominee has consented to being named in the proxy statement and to serve if elected.

INFORMATION ON DIRECTORS AND NOMINEES

     The directors nominated for election at the Annual Meeting are as follows:

                                                                                                        DIRECTOR
NAME AND AGE                    AGE      PRINCIPAL OCCUPATION                                            SINCE
----------------------------------------------------------------------------------------------------------------
Henry E. Gemino                 54       Chief Executive Officer, Chief Financial Officer,                1988
                                         Profile Technologies, Inc.

Murphy Evans                    73       President, Profile Technologies, Inc.                            1995

Charles Christenson             75       Professor Emeritus                                               1999
                                         Harvard Graduate School of Business Administration

William A. Krivsky              77       Partner in  Kellogg,  Krivsky & Buttler (a mergers  and          2000
                                         acquisitions consulting firm)

     THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     Henry E. Gemino. Mr. Gemino a co-founder of the Company, has served as a director and the Chief Financial Officer of the Company since 1988. From 1988 through October 2000, he served as Executive Vice President and Chief Operating Officer of the Company. Since October 2000, he has served as Chief Executive Officer of the Company.

     Murphy Evans. Since 1995 Mr. Evans has served as President and a director of the Company. Mr. Evans also serves as the President of L & S Holding Co., a family-owned holding company that is engaged in several different businesses and as President and Director of Falco Enterprises, Inc., Arran Corporation, Spring Hill Homes, Inc. and Spring Hill Water Co. Mr. Evans received an AB degree in history from Princeton University in 1954 and an MBA degree from the Harvard Graduate School of Business Administration in 1958.

     William A. Krivsky. Mr. Krivsky holds a Doctorate of Science from MIT and was previously President of Velcro Industries N.V., Executive Vice President of Bird Corporation, President of Compo Industries and Group Vice President of Certaineed Corporation (now part of Paris-based St. Gobain Industries). He currently serves as President of Kellogg, Krivsky & Buttler Inc., a mergers and acquisition consulting firm, as President of Keyson Enterprises Inc., and as President of the Keyson Co. Inc. (privately held diversified businesses). He is also director of Cognex Corporation and Hitchiner Manufacturing Company, Inc.

     Charles Christenson. Professor Christenson has been a director of the Company since 1999. He is the Royal Little Professor of Business Administration, Emeritus, at the Graduate School of Business Administration at Harvard University and served as faculty chairman of both the MBA and Doctoral Programs. He received his B.Sc. degree in Industrial and Labor Relations from Cornell University in 1952, his MBA degree with high distinction from Harvard University in 1954 and his DBA degree in Managerial Economics from Harvard University in 1961. While on leave of absence from the Harvard University faculty, he also served as Deputy to the Assistant Secretary of the Air Force (Financial Management) during the Kennedy Administration. He is a member of the American Association for the Advancement of Science. Professor Christenson has also authored or co-authored a number of books and articles on quantitative methods, management control and philosophy of science. Professor Christenson served as a director of KENETECH Corporation from 1981-2001 and also serves as a director of Boston Baroque, Inc., a not-for-profit organization performing and recording music of the Baroque and Classical periods.

     There are no family relationships among the directors. There are no arrangements or understandings between any director and any other person, pursuant to which any director was elected.

DIRECTOR COMPENSATION

     The Company pays to all non-employee directors a director's fee in the amount of $1,000 per month. Directors are entitled to participate in, and have been issued options under, the Company's 1999 Stock Plan. The Company also reimburses directors for any actual expenses incurred to attend meetings of the Board.

     Due to the Company's critical need for cash, the Company has deferred all payments owed to the directors for directors' fees until the Company has sufficient resources to pay such fees. As of June 30, 2005, the Company owed $80,000 in deferred directors' fees. On March 18, 2002, the Board approved a conversion right on all directors' fees deferred as of March 18, 2002. Pursuant to this conversion right, directors may elect to convert $1.00 of directors' fees owed to them as of March 18, 2002 for an option to purchase two shares of the Company's common stock, at an exercise price of $1.00 per share for a term of five years. Deferred directors' fees as of March 18, 2002 were $9,000, resulting in the potential issuance of 18,000 options under the terms described above. To date, none of the directors have elected to exercise their conversion right.

BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended June 30, 2005, the Board held a total of nine meetings. All members of the Board attended at least 75% of all meetings of the Board and all meetings held by all committees of the Board on which he served.

Audit Committee.

     The Board maintains an Audit Committee composed of William Krivsky and Charles Christenson. The principal functions of the Audit Committee are to monitor the Company's financial reporting process and internal control system, to review and appraise the audit efforts of the Company's independent accountants and the internal audit function, to provide a means of communication among the independent accountants, financial and senior management, the internal audit function, and the Board, and to communicate with the Company's independent accountants outside of the presence of management, when necessary. The Audit Committee is also responsible for all matters set forth in its written charter, a copy of which was attached to the Company's proxy statement for the 2004 annual meeting. The Audit Committee held four meetings during the fiscal year ended June 30, 2005.

     The Board has determined that based on his experience and knowledge in financial and auditing matters Dr. Christenson is an "audit committee financial expert" as defined by Securities and Exchange Commission ("SEC") rules. Dr. Christenson meets the standards of independence under the applicable National Association of Securities Dealers ("NASD") listing standards.

     Under the Company's Audit Committee Charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Securities Exchange Act of 1934 (the "Exchange Act") which are approved by the Audit Committee prior to the completion of the audit.

Compensation Committee.

     The Board has a Compensation Committee composed of Murphy Evans and William Krivsky. The principle functions of the Compensation Committee are to establish overall compensation policies for the Company and to review the recommendations submitted by the Company's management. The Compensation Committee did not hold any meetings during the year ended June 30, 2005.

Nominating Committee.

     The Board does not have a standing nominating committee. Director nominees are recommended, reviewed and approved by the entire Board. The Board believes that this process is appropriate due to the relatively small number of directors on the Board and the opportunity to benefit from a variety of opinions and perspectives in determining director nominees by involving the full Board.

Shareholder Communications to the Board.

     The Board has established a process for shareholders to communicate with members of the Board. If you would like to contact the Board you can do so by forwarding your concern, question or complaint to the Company's Chief Executive Officer, Henry E. Gemino, 2 Park Avenue, Suite 201, Manhasset, New York, 11030.

Legal Proceedings.

     There are no material proceedings to which any director, officer, or affiliate of the issuer, any owner of record or beneficially of more than five percent of any class of voting securities of the small business issuer, or security holder, is a party adverse to the small business issuer or has a material interest adverse to the small business issuer.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                    ----------------------------------------

     The following table sets forth certain information as of October 24, 2005 by (i) all persons who are known to the Company to beneficially own more than 5% of the outstanding shares of the Company's common stock, and (ii) by each director, director nominee, and executive officer and (iii) by all executive officers and directors as a group:

                                                                                     Amount of Common          Percent
  Name and Address of Beneficial Owner          Positions and Offices Held          Stock Ownership(1)       of Class(1)
-----------------------------------------    ----------------------------------     --------------------     ------------

Henry E. Gemino                              Chief Executive Officer, Chief            1,518,765(2)            17.78%
5 Strickland Place                           Financial Officer, Director
Manhasset, NY 11030

Murphy Evans
204 Railroad Street
P.O. Box 688                                 President,Director                        2,291,668(3)            26.82%
Laurinburg, NC 28532

Philip L. Jones
203 Beaver Road                              Chief Operating Officer,
Sewickley, PA  15143                         Executive Vice President                   307,572(4)              3.60%

Charles Christenson
1 Chauncy Lane
Cambridge, MA 02238                          Director                                   360,666(5)              4.22%

William A. Krivsky
117 Perimeter Road
Nashua, NH  06063                            Director                                   250,000(6)              2.93%

Gale D. Burnett
9191 Northwood Rd.
Lynden, WA 98264                             Shareholder                                888,000(7)             10.39%

Frank Goodhart, Jr.
1069 Old Forge Crossing
Lancaster, PA 17601                          Shareholder                                600,000(8)              7.02%

All Directors and Officers as a Group
(5 persons)                                                                           4,728,671(9)             55.35%

(1) Calculated pursuant to rule 13d-3(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Beneficial ownership is calculated based on 8,543,445 shares of Common Stock issued and outstanding on a fully diluted basis as of October 24, 2005. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) Includes warrants to purchase 408,332 shares of the Company's common stock, 5,000 of which are held by the wife of Mr. Gemino, and options to purchase 630,000 shares of the Company's common stock.

(3) Includes 30,000 shares held by the wife of Mr. Evans, 186,667 shares held in the name of Falco Enterprises, Inc., a company controlled by Mr. Evans, 115,500 shares held by L&S Holding Co., a company controlled by Mr. Evans, and 100,000 shares held by Arran Corporation, a company controlled by Mr. Evans. Also includes warrants to purchase 1,058,334 shares of the Company's common stock, 141,667 of which are held in the name of Falco Enterprises, Inc., 100,000 in the name of L&S Holding Co., and 100,000 in the name of Arran Corporation. Also includes options to purchase 250,000 shares of the Company's common stock.

(4) Includes warrants to purchase 14,286 shares of the Company's common stock and options to purchase 270,000 shares of the Company's common stock.

(5) Includes warrants to purchase 70,833 shares of the Company's common stock and options to purchase 265,000 shares of the Company's common stock.

(6)  Consists entirely of options to purchase the Company's common stock.

(7) Includes 578,000 shares held by the wife of Mr. Burnett. Also includes warrants to purchase 110,000 shares of the Company's common stock and options to purchase 200,000 shares of the Company's common stock.

(8) Includes 250,000 shares held by the wife of Mr. Goodhart. Also includes warrants to purchase 200,000 shares of the Company's common stock.

(9) Assumes exercise of all warrants and options owned by all officers and directors.

EXECUTIVE OFFICERS OF THE COMPANY

     Certain information regarding the executive officers of the Company follows:


      Name             Age              Position Held With Company
      ----             ---              --------------------------

Henry E. Gemino        54       Chief Executive Officer, Chief Financial Officer
Murphy Evans           73       Chairman and President
Philip L. Jones        63       Executive Vice President and Chief Operating
                                Officer

     Philip L. Jones has been serving as Executive Vice President and Chief Operating Officer since September, 2001. For one year previous to his employment by the Company, he provided energy consulting services to certain utility companies. Prior to that, Mr. Jones served in various capacities with Consolidated Natural Gas Company, a large integrated energy company, for more than 30 years, including six years as Vice President for Marketing with CNG's exploration and production subsidiary, CNG Producing Company. He received his law degree from West Virginia College of Law in 1967 and his B.A. from Princeton University in 1964. Mr. Jones was a Captain in the U.S. Army, 142nd JAG Detachment.

     There are no family relationships among the executive officers. There are no arrangements or understandings between any officers and any other person, pursuant to which any officer was selected.

EXECUTIVE COMPENSATION

Employment Contracts.

     None of the executive officers of the Company are employed pursuant to employment contracts.

Cash Compensation.

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and the highest paid executive officers of the Company as of the end of the Company's last fiscal year ended June 30, 2005 whose salary and bonus for such period in all capacities in which the executive officer served exceeded $100,000.

Summary Compensation Table


                                                                  Other      Restricted             LTIP
 Name and Principal                                              Annual         Stock     Options   Payouts     All Other
       Position         Year      Salary($)       Bonus($)   Compensation($)  Award(s)    SARs(#)    ($)      Compensation($)
       --------         ----      ---------       -------    ---------------  --------    -------   -------   ---------------
Henry E. Gemino,        2005    $120,000(1),(2)      0            0             0        600,000       0              0
Chief Executive
Officer and Chief       2004    $120,000(1),(2)      0            0             0        20,000        0              0
Financial Officer
                        2003    $120,000(1),(2)      0            0             0        10,000        0              0

(1) Due to the Company's need for cash, the Company has deferred compensation owed to certain officers of the Company. Such amounts will continue to be deferred until the Company has sufficient resources to pay such amounts owed. On March 18, 2002, the Board approved a conversion right on all deferred wages due to officers as of March 18, 2002. Pursuant to this conversion right, officers may elect to convert
         $1.00 of compensation owed to them as of March 18, 2002 for an option to purchase two shares of the Company's common stock, at an exercise price of $1.00 per share for a term of five years. As of March 18, 2002, the Company owed Mr. Gemino $11,500, resulting in the potential issuance of 23,000 options under under the terms described above. To date, Mr. Gemino has not elected to exercise his conversion right.

(2) During each of the three fiscal years ended June 30, 2005, 2004, and 2003, the Company deferred payments of $86,700, $66,000, and $23,000, respectively, of the $120,000 base salary owed to Henry E. Gemino. As of June 30, 2005 total deferred compensation owed to Mr. Gemino was $187,200.

Option Grants in the Last Fiscal Year

     The following table sets forth information regarding stock options granted during the fiscal year ended June 30, 2005 to each of the named executive officers.

                                                        Percent Of Total
                                    No. Of Securities    Options Granted      Exercise Of     Market Price
              Name                 Underlying Options    To Employees In      Base Price          Base        Expiration
          And Position                   Granted           Fiscal Year         ($/Share)      ($/Share)(1)        Date
          ------------                   -------           -----------         ---------      ------------        ----

Henry E. Gemino                          600,000              37.5%              $1.16            $1.05        2-15-2015
Chief Executive Officer and
Chief Financial Officer

Murphy Evans                             200,000              12.5%              $1.16            $1.05        2-15-2015
President

Philip L. Jones                          200,000              12.5%              $1.16            $1.05        2-15-2015
Executive Vice President and
Chief Operating Officer


                                       9



(1) The market price is based on the market value ($1.05) of the Company's common stock as of the close of business on February 16, 2005, the date of the grant.

Option Exercises and Holdings

     The following table sets forth information regarding stock options exercised during the fiscal year ended June 30, 2005 by each of the named executive officers and the value of the unexercised options held by these individuals as of June 30, 2005, based on the per share market value ($0.70) of the Company's common stock on June 24, 2005, the last day during the fiscal year ended June 30, 2005 that trades in the Company's common stock were reported on the OTC Bulletin Board.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR
Values:

                             Number of                         Number of Securities          Value of Unexercised
                              Shares                           Unexercised Options           In-the-Money Options
                            Acquired On        Value            at Fiscal Year-End         at Fiscal Year-End(1) ($)
Name                         Exercise       Realized ($)    Exercisable/Unexercisable      Exercisable/Unexercisable
-----                        --------       ------------    -------------------------      -------------------------
Henry E. Gemino                 ---             ---              630,000 / 0 (2)                   1,500 / 0
Murphy Evans                    ---             ---              250,000 / 0 (3)                   1,500 / 0
Philip L. Jones                 ---             ---              270,000 / 0 (4)                     0 / 0

(1) The value calculations are based on $0.70 per share, the fair market value of the underlying shares of the Company's common stock at year-end (June 24, 2005, the last day of the fiscal year on which the Company's stock was traded) less the exercise price for the shares.

(2) Consists of the following options: (A) 10,000 options at $0.55 per share, expiring in December 2007, (B) 20,000 options at $0.70 per share, expiring in December 2008, and (C) 600,000 options at $1.16 per share, expiring in February 2015.

(3) Consists of the following options: (A) 20,000 options at $1.05 per share, expiring in November 2006, (B) 10,000 options at $0.55 per share, expiring in December 2007, (C) 20,000 options at $0.70 per share, expiring in December 2008, and (D) 200,000 options at $1.16 per share, expiring in February 2015.

(4) Consists of the following options: (A) 35,000 options at $4.00 per share, expiring in October 2005, (B) 15,000 options at $1.05 per share, expiring in November 2006, (C) 20,000 options at $0.70 per share, expiring in December 2008, and (D) 200,000 options at $1.16 per share, expiring in February 2015.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September, 1988, at the time Gale D. Burnett, a beneficial shareholder of more than 10% of the Company's common stock, first transferred certain technology, know-how and patent rights to the Company, a royalty interest of 4% of all pre-tax profits derived from the technology and know-how transferred was granted to Northwood Enterprises, Inc., a family-owned company controlled by Mr. Burnett. Northwoods Enterprises subsequently assigned such royalty interest back to Mr. Burnett. On April 8, 1996, Mr. Burnett assigned 2% of this royalty interest to certain shareholders of the Company, 1 1/4% of which was assigned to Henry Gemino, currently the Chief Executive Officer and Chief Financial Officer, and a director of the Company. This royalty arrangement also applies to all future patent rights and technology developed by Mr. Burnett and assigned to the Company. To date, no royalty payments have been made or earned under the above described arrangement.

OTHER MATTERS TO BE VOTED UPON

     As of the date of this proxy statement, the Board does not know of or anticipate that any other matters will be brought before the Company's shareholders at the Annual Meeting. If, however, any other matters not mentioned in the proxy statement are properly brought before the Company's shareholders at the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act in accordance with their best judgment.

SECTION 16(a): BENEFICIAL OWNERHSIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act of 1934, the executive officers and directors of the Company in addition to any person who owns more than 10% of the common stock of the Company are required to report their ownership of the common stock of the Company and changes to such ownership with the SEC. Based on a review of such reports and information provided to the Company, the Company believes that during the most recent fiscal year the executive officers and directors of the Company have complied with applicable filing requirements under Section 16(a) except that Mr. Evans failed to file in a timely manner one report in connection with one transaction during 2004.

INDEPENDENT PUBLIC ACCOUNTANTS

     On November 4, 2004, the Company dismissed KPMG LLP ("KPMG") as its independent accountant. The decision to change independent accountants was approved by the Company's Audit Committee and Board of Directors. During the audits of the Company's fiscal years ended June 30, 2004 and 2003 and through November 4, 2004, the Company has had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreements in its report on the financial statements of the Company for such period. During the Company's two fiscal years ended June 30, 2004 and 2003 and through November 4, 2004, the Company has had no reportable events under Item 304(a)(1)(iv) of Regulation S-B, except as discussed in the next paragraph below.

     During the audit for the year-ended June 30, 2004, KPMG advised the Company's Audit Committee that they identified one material weakness in the Company's internal controls. The material weakness identified related to the accounting and financial reporting for the non-payment of interest on the convertible debt, causing certain of the notes to be in default as of June 30, 2004. The accounting for this default is included in the Company's financial statements for the year-ended June 30, 2004. The Company has implemented processes and procedures to review debt agreements, on a quarterly basis, to ensure that the Company is in compliance with the terms of its debt instruments and covenants. In instances of non-compliance, the Company will take the necessary actions to remedy the non-compliance and consider the impact of any non-compliance in the reporting of the Company's financial statements.

     The audit reports of KPMG on the financial statements of the Company as of and for each of the fiscal years ended June 30, 2004 and 2003 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

     KPMG's report on the financial statements of the Company as of and for the years ended June 30, 2004 and 2003, contained a separate paragraph stating that "the Company has incurred net losses since inception and has a working capital deficit at June 30, 2004 that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     On November 4, 2004, the Board selected Peterson Sullivan PLLC ("Peterson Sullivan") as the independent certified public accountants. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity otherwise than as independent accountants.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

                                Fiscal Year 2005              Fiscal Year 2004
                                ----------------              ----------------
Audit Fees(1)                        $33,500                       $62,300
Audit-related Fees                      0                             0
Tax Fees                                0                             0
All Other Fees                          0                             0
TOTAL                                 $33,500                      $62,300

(1) For professional services rendered by Peterson Sullivan and KPMG, respectively, for the audits of the Company's annual financial statements and the review of financial statements included in the Company's Forms 10-QSB and 10-KSB.

AUDIT COMMITTEE REPORT

     As set forth in its charter, the Audit Committee assists the Board by reviewing financial reports we provide to governmental bodies or the public, monitoring the adequacy of our internal controls regarding finance and accounting, reviewing our auditing, accounting, and financial reporting processes generally, and verifying the independence of our independent auditors. All auditors employed or engaged by us report directly to the Audit Committee. To fulfill its responsibilities, the Audit Committee recommends the selection of auditors and reviews reports of auditors and examiners, as well as management's responses to such reports, to ensure the effectiveness of internal controls and the implementation of remedial action. The Audit Committee also recommends to the Board whether to include the audited financial statements in our Annual Report and Form 10-KSB.

     In discharging its responsibility, the Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and letter from the Company's independent auditors as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence.

     The Audit Committee reviewed and discussed our audited financial statements as of and for the year ended June 30, 2005, with management and the independent auditors. Management has the responsibility for preparation of our financial statements, and the independent auditors have the responsibility for examination of those statements. Based on this review and the discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report and Form 10-KSB for the year ended June 30, 2005, for filing with the SEC.


                                                Audit Committee



                                                William Krivsky
                                                Charles Christenson



STOCKHOLDER PROPOSALS

     Stockholders who wish to include a proposal in the Company's proxy statement for the 2006 annual meeting must deliver a written copy of their proposal to the Company's principal executive offices no later than June 30, 2006. Proposals must comply with the SEC proxy rules relating to shareholder proposals to be included in the Company's proxy materials. Except for shareholder proposals to be included in the Company's proxy statement, the deadline for nominations for director or other proposals made by a Stockholder is five days before the date of the 2006 Annual Meeting. Proposals should be directed to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

ANNUAL REPORT ON FORM 10-KSB; DELIVERY TO STOCKHOLDERS SHARING ADDRESS

     The Company is providing Stockholders with a copy of its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005 simultaneously with delivery of this proxy statement. You may obtain additional copies of the Annual Report by writing to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

     The Company is delivering only one proxy statement and Annual Report to multiple Stockholders sharing an address unless the Company has received contrary instructions from one or more of the Stockholders. The Company will promptly deliver upon written or oral request a separate copy of this proxy statement or the Annual Report to a Stockholder at a shared address to which a single copy was sent. If you are a Stockholder residing at a shared address and would like to request an additional copy of the proxy statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the proxy statement or Annual Report if you are currently receiving multiple copies), please send your request to our Chief Executive Officer at the address noted above.

COST OF SOLICITATION

     The Company will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. The Company will solicit primarily through the mail, and the Company's officers, directors, and employees may solicit by personal interview, telephone, facsimile, or e-mail proxies. These people will not receive additional compensation for such solicitations, but the Company may reimburse them for their reasonable out-of-pocket expenses.

     Stockholders are requested to complete, sign, and date the accompanying proxy card and promptly return it to the Company's transfer agent, Continental Stock Transfer & Trust Company, in the enclosed addressed, postage paid envelope.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/  Henry E. Gemino
                                         --------------------------------------
                                         Henry E. Gemino
                                         Chief Executive Officer



October 27, 2005

                           Profile Technologies, Inc.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

I, the undersigned shareholder of Profile Technologies, Inc. (the "Company"), do hereby nominate, constitute and appoint Henry E. Gemino, my true and lawful proxy and attorney with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $0.001 per share, of the Company, held in my name on its books as of October 24, 2005, at the Annual Meeting of Stockholders to be held on Monday, December 12, 2005.

PROPOSAL 1.       Election of the following Directors:

[ ]  FOR all nominees listed below (except    [ ]  WITHHOLD Authority to vote
     as marked to the contrary below)              for all nominees listed below

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) of such nominee(s) below.)
         Henry E. Gemino
                                             -----------------------------
         Murphy Evans
                                             -----------------------------
         William A. Krivsky
                                             -----------------------------
         Charles Christenson
                                             -----------------------------



--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR"
                     THE ELECTION OF EACH OF THE NOMINEES.
--------------------------------------------------------------------------------


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

                   IMPORTANT: PLEASE SIGN AND DATE ON REVERSE



This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted
  FOR Proposal 1. Should any other matter requiring a vote of the shareholders arise, the proxy named above is authorized to vote in accordance with his best judgment in the interest of the Company.


IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ADDRESSED ENVELOPE OR OTHERWISE TO Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004. IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CANNOT BE VOTED.


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